Exhibit 23(d)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 30, 1996 as to the consolidated financial statements of MSB as of December 31,1995 and 1994 and for the year then ended, and to the references to our firm included in this Registration Statement.


                                            NUGENT & HAEUSSLER, P.C.

March 17, 1998